SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 26, 2005

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

At the FedEx Corporation annual meeting of stockholders held on September 26, 2005, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved an amendment to the FedEx Corporation Incentive Stock Plan (as amended, the “Plan”) to (i) increase the number of shares of common stock reserved for issuance pursuant to stock options by 7,500,000 shares and (ii) increase the number of restricted shares of common stock issuable under the Plan by 750,000 shares.

A brief summary of the Plan is included as part of Proposal 2 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 15, 2005.  The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is filed as Appendix B to the proxy statement and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.  Other Events.

At the annual meeting of stockholders, FedEx’s stockholders took the following actions:

The stockholders elected thirteen directors, each for a one-year term. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	For	Withheld
Frederick W. Smith	271,956,310	3,821,688
James L. Barksdale	244,961,504	30,816,494
August A. Busch IV	272,059,927	3,718,071
John A. Edwardson	270,218,025	5,559,973
Judith L. Estrin	272,111,701	3,666,297
J. Kenneth Glass	272,797,747	2,980,251
Philip Greer	270,778,803	4,999,195
J.R. Hyde, III	270,708,028	5,069,970
Shirley A. Jackson	271,423,751	4,345,247
Charles T. Manatt	272,101,132	3,676,866
Joshua I. Smith	271,998,400	3,779,598
Paul S. Walsh	272,099,485	3,678,513
Peter S. Willmott	243,569,204	32,208,794

An amendment to the Plan to increase the number of shares of common stock reserved for issuance pursuant to stock options by 7,500,000 shares and to increase the number of restricted shares of common stock issuable under the Plan by 750,000 shares was approved by stockholders.  The tabulation of votes on this matter was as follows:

•                  215,062,273 votes for

•                  20,993,743 votes against

•                  2,036,171 abstentions

•                  37,685,811 broker non-votes

The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2006 was ratified by the stockholders.  The tabulation of votes on this matter was as follows:

•                  272,163,846 votes for

•                  1,974,646 votes against

•                  1,639,506 abstentions

•                  There were no broker non-votes on this matter

A stockholder proposal requesting that the Board of Directors take the necessary steps to implement a simple majority voting standard on each issue subject to stockholder vote was approved by stockholders.  The tabulation of votes on this matter was as follows:

•                  154,274,226 votes for

•                  81,681,314 votes against

•                  2,138,647 abstentions

•                  37,685,811 broker non-votes

A stockholder proposal requesting that FedEx provide a report disclosing certain political contributions was not approved by stockholders.  The tabulation of votes on this matter was as follows:

•                  15,896,880 votes for

•                  189,245,564 votes against

•                  32,949,743 abstentions

•                  37,685,811 broker non-votes

A stockholder proposal requesting that the Board of Directors take the necessary steps to amend FedEx’s governance documents to provide that each director nominee be elected by the affirmative vote of a majority of votes cast at an annual meeting of stockholders was not approved by stockholders.  The tabulation of votes on this matter was as follows:

•                  78,756,921 votes for

•                  157,074,665 votes against

•                  2,287,601 abstentions

•                  37,685,811 broker non-votes

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit Number	Description

10.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2005 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 28, 2005	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2005 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

E-1